                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant To Section 14(a) Of The
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              MIKRON INFRARED, INC.
                (Name of Registrant as Specified in its Charter)

                              MIKRON INFRARED, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check in the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration No.:

          (3)  Filing Party:

          (4)  Date Filed:

                              MIKRON INFRARED, INC.
                                16 THORNTON ROAD
                           OAKLAND, NEW JERSEY 07436
                                 (201) 405-0900

                                  [MIKRON LOGO]

                                                                  March 25, 2005

Dear Shareholder:

    Mikron's 2005 Annual Stockholders' Meeting will be held on April 26, 2005 at our offices located at 16 Thornton Road, Oakland, New Jersey, and we look forward to your attendance either in person or by proxy.

    The notice of annual meeting, proxy statement and proxy card from the Board of Directors are enclosed.

    The agenda for this year's annual meeting includes the annual election of directors and a proposal to ratify the appointment of our independent auditor. The Board of Directors recommends that you vote FOR election of the slate of director nominees and FOR ratification of appointment of the independent auditor. Please refer to the proxy statement for detailed information on each of the proposals. If you have any further questions concerning the annual meeting or any of the proposals, please contact Mikron Investor Relations at
(201) 405-0900. For questions regarding your stock ownership, you may contact our transfer agent, American Stock Transfer and Trust Company by phone at
(800) 937-5449 (within the U.S. and Canada) or (718) 921-8200 (outside the U.S. and Canada).

                                           Sincerely yours,

                                           Gerald D. Posner

                                           GERALD D. POSNER
                                           Chief Executive Officer

                                 [MIKRON LOGO]

                              -------------------

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                                 APRIL 26, 2005
                            11:00 A.M. EASTERN TIME

                              -------------------

Dear Shareholder,

    You are cordially invited to attend the 2005 annual meeting of shareholders of Mikron Infrared, Inc. which will be held on April 26, 2005 at Mikron's offices located at 16 Thornton Road, Oakland, New Jersey 07436 at 11:00 AM local time. At the meeting, you will be asked to consider and vote on the following proposals:

        1. To elect seven directors, each to hold office for a term of one year or until their respective successors shall have been duly elected or appointed;

        2. To ratify the appointment of BDO Seidman, LLP as our independent auditors for the fiscal year ending October 31, 2005; and

        3. To transact such other business as may properly come before the meeting.

    These items are more fully described in the following pages, which are made part of this notice. Only shareholders of record on the books of the company at the close of business on March 22, 2005 will be entitled to vote at the annual meeting.

    To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting. You may submit your vote by mail, using the proxy card and pre-addressed and stamped return envelope enclosed with this notice, or you may vote your shares in person at the meeting.

    Enclosed are copies of the Annual Report to our Shareholders consisting of a letter from our Chief Executive Officer, our Form 10-KSB for the year ended October 31, 2004 and our Form 10-QSB for the quarter ended January 31, 2005.

                                              The Board of Directors,

                                              Steven D. Dreyer

                                              By: STEVEN D. DREYER,
                                              Secretary

Oakland, New Jersey
March 25, 2004

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proxy Statement.............................................    3
    Record Date; Share Ownership and Voting Requirements for
     Election of Directors and Adoption of Proposals........    3
    Submitting and Revoking Your Proxy......................    3
Proposal 1: Election of Directors...........................    4
Board Committees and Meetings...............................    6
Directors' Compensation.....................................    6
Security Ownership of Certain Beneficial Owners and
  Management................................................    6
Stock Price Performance Graph...............................    8
Report of the Compensation Committee on Executive
  Compensation..............................................    8
Employment Contracts, Termination of Employment and Change
  in Control Arrangements...................................    9
Executive Compensation......................................   10
Certain Relationships and Related Transactions..............   11
Report of the Audit Committee...............................   12
Proposal 2 -- Ratification of Selection of Independent
  Auditor...................................................   12
    Policy on Audit Committee Pre-approval of Audit and
     Permissible Non-audit Services of Independent Certified
     Public Accountants.....................................   13
Shareholder Proposals.......................................   13
Annual and Quarterly Reports to Shareholders................   13
Other Matters...............................................   14
    Compliance with Section 16(a) of the Exchange Act.......   14
Appendix A - Amended and Restated Audit Committee Charter...  A-1

                                     VOTING

    To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. Our shareholders may submit their votes by mail, using the enclosed proxy card. We encourage our shareholders to vote using that method whenever possible. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that you submitted by mail will be superseded by the vote that you cast at the annual meeting.

                                 [MIKRON LOGO]

                             MIKRON INFRARED, INC.
                                16 THORNTON ROAD
                           OAKLAND, NEW JERSEY 07436

                              -------------------
                                PROXY STATEMENT
                              -------------------

    The enclosed proxy is solicited by Mikron's Board of Directors for the Annual Shareholders' Meeting to be held at Mikron's offices, 16 Thornton Drive, Oakland, New Jersey, on Monday, April 26, 2005, at 11:00 a.m. Eastern Time, and at any postponement or adjournment of the meeting, for the purposes set forth in 'Notice of Annual Shareholders' Meeting' on page 1.

RECORD DATE; SHARE OWNERSHIP AND VOTING REQUIREMENTS FOR
ELECTION OF DIRECTORS AND ADOPTION OF PROPOSALS

    Only shareholders of record on the books of the company at the close of business on March 22, 2005 will be entitled to vote at the annual meeting. Presence in person or by proxy of a majority of the shares of common stock outstanding on the record date is required for a quorum. If you held your shares on that date, you may vote your shares at the meeting either in person or by your duly authorized proxy. As of the close of business on March 22, 2005, the company had 5,481,056 outstanding shares of common stock. Copies of this proxy statement were first available to shareholders on March 25, 2005.

    Our common stock is our only class of voting securities. Each share of Mikron common stock outstanding on the record date will be entitled to one vote on all matters. To be elected, a director must receive a plurality of the votes cast at the annual meeting by the holders of the outstanding shares of our common stock entitled to vote. The term 'votes cast' means the sum of all shares voted in favor and against a proposal, but excluding any votes to abstain. The affirmative vote of a majority of the votes cast at the annual meeting by the holders of the outstanding shares of our common stock entitled to vote is required to ratify the selection of the company's independent public accounting firm for fiscal 2005. For the purpose of determining whether matters other than the election of directors have been approved by the shareholders, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether that matter has been approved by shareholders, but they are counted as present for purposes of determining the existence of a quorum at the annual meeting.

SUBMITTING AND REVOKING YOUR PROXY

    If you complete and submit your proxy (see 'Voting' on page 2), the shares represented by your proxy will be voted at the annual meeting in accordance with your instructions. If you submit a proxy by mail, but do not fill out the voting instructions on the proxy card, the shares represented by your proxy will be voted as follows:

      FOR the election of the nominees for director set forth in 'Proposal 1:
      Election of Directors' on page 4; and

      FOR ratification of the appointment of BDO Seidman, LLP as the company's independent auditor for 2005 set forth in 'Proposal 2: Ratification of Selection of Auditors' on page 12.

    In addition, if other matters come before the annual meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. The company has not received notice of other matters that may properly be presented at the annual meeting. You may revoke your proxy at any time prior to the start of the annual meeting by: (1) submitting a later-dated vote, in person at the annual meeting or by mail (see 'Voting' on page 2), or
(2) delivering instructions to the Secretary of the company at 16 Thornton Road, Oakland, New Jersey 07436.

PROPOSAL 1: ELECTION OF DIRECTORS

    Unless otherwise marked, all proxies received will be voted FOR the election of each nominee named in this section. Each current director has been nominated for reelection, and one new candidate has been nominated for election to what will be an expanded Board of seven directors. If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the proxies may be voted either (i) for a substitute nominee designated by the present Board of Directors to fill the vacancy or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the Board of Directors may reduce the size of the Board. The Board of Directors has no reason to believe that any of the following nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve until the next annual shareholders' meeting following the 2005 annual meeting or until their successors, if any, are elected or appointed. Set forth in this section are the names and biographical information for each of the nominees. THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

Lawrence C. Karlson ......................  Mr. Karlson, since his retirement in 1993 as Chairman
61 years old                                and a director of Spectra-Physics AB, provided
Director since 2000                         consulting services to a variety of businesses and has
Chairman of the Board of the Company        acted as a private investor in both mature and
Member of the Audit and Compensation        development stage companies. In 1983 Mr. Karlson formed
Committees                                  Nobel Electronics, an autonomous business unit of AB
                                            Bofors, which manufactured instrumentation for the
                                            polymer processing and weighing and force measurement
                                            and position control industries. Nobel Electronics
                                            merged with Pharos AB, a company traded on the Stockholm
                                            Stock Exchange, of which Mr. Karlson became President
                                            and Chief Executive Officer. As a result of certain
                                            consolidation transactions, Mr. Karlson became Chairman
                                            and a director of Spectra AB in 1990, whose business
                                            focused on niche oriented, high technology companies
                                            specializing in lasers, opto-electronic instruments and
                                            microwave transmission. Aggregate sales for the
                                            Spectra-Physics AB group of companies exceeded $685
                                            million in 1990. Prior to forming Nobel Electronics, Mr.
                                            Karlson held various positions with Fisher & Porter
                                            Company commencing in 1965 and was appointed President
                                            in 1981. Mr. Karlson received a Master degree in
                                            Business Administration from the Wharton School at the
                                            University of Pennsylvania. Mr. Karlson is also a
                                            director of CDI Corp., a New York Stock Exchange listed
                                            professional services and outsourcing company.

Gerald D. Posner .........................  Mr. Posner has served as a director, and as President of
56 years old                                our company since May 1999. He is the former President
Director since 1999                         and a major shareholder of Electronic Measurements,
President and Chief Executive Officer of    Inc., a New Jersey based manufacturer of power supplies.
the Company                                 Under Mr. Posner's leadership, a successful LBO creating
                                            significant investor appreciation was completed in 1998,
                                            resulting in the sale of Electronic Measurements, Inc to
                                            Siebe, plc. Prior to his involvement at Electronic
                                            Measurements, Mr. Posner was President of Eurotherm
                                            plc's temperature instrumentation subsidiary in the U.S.
                                            Mr. Posner holds a B.S.E.E. degree from Cooper Union and
                                            a Master degree in Business Administration from Clark
                                            University.

Dennis L. Stoneman .......................  Mr. Stoneman joined us as a director and as a Vice
71 years old                                President in May 1999. He spent the 14 year period prior
Director since 1999                         to joining us working in various capacities for several
Executive Vice President of the Company     U.S. and overseas subsidiaries of Eurotherm plc. Between
                                            1996 until his retirement at the end of 1998, Mr.
                                            Stoneman served as Eurotherm's Director of Business
                                            Development, primarily concerning himself with the
                                            acquisition of companies in the field of
                                            instrumentation, controls, solid state relays, AC and DC
                                            variable speed motor controls. Between 1993 and 1996,
                                            Mr. Stoneman was President of Eurotherm Instrumentation
                                            and Controls world-wide where he was in charge of five
                                            manufacturing, three research and development, and seven
                                            sales operations generating $125 million annually.

Keikhosrow Irani .........................  Mr. Irani is one of our co-founders and has served as
68 years old                                one of our directors since we were organized in 1969. On
Director since 1969                         August 31, 1995 he became President and Chief Executive
Chief Technical Officer of the Company      Officer. On May 17, 1999 he vacated his position as
                                            President, and became Chief Technical Officer. Mr. Irani
                                            holds the degree of Master of Science in Electrical
                                            Engineering from the University of Missouri and is
                                            listed as inventor on patents in infrared thermometery.

William J. Eckenrode .....................  Mr. Eckenrode retired in 1998 as Vice President of
69 years old                                Finance and Administration of Berwind Group, a position
Director since 2000                         he held during the 16 year period that preceded his
Chairman of the Audit Committee             retirement. Berwind Group is a privately owned
                                            investment management company with revenues in excess of
                                            one billion dollars. It operates businesses in the
                                            industrial, pharmaceutical and real estate sectors.
                                            Prior to joining Berwind, Mr. Eckenrode held various
                                            management positions with Allis Chalmers Manufacturing
                                            Company, U. S. Steel Corp, United Aircraft Corp, SPS
                                            Technologies Inc., ITE Imperial Corp., and the Fisher
                                            and Porter Company. Mr. Eckenrode holds a Bachelor of
                                            Science degree in Economics from Villanova University.

Henry M. Rowan ...........................  Mr. Rowan founded (1954) and is currently the President
80 years old                                of Inductotherm Industries, located in Rancocas, New
Director since 2000                         Jersey. Inductotherm is a leader in the design and
President of Inductotherm Industries        manufacture of equipment for induction melting, heat
Chairman of the Compensation Committee      treating and welding and is comprised of 100 companies
                                            pursuing 50 different technologies with customers in 83
                                            countries. Mr. Rowan holds a Bachelor of Science degree
                                            in Electrical Engineering from the Massachusetts
                                            Institute of Technology.

James L. Hamling .........................  Mr. Hamling has been employed since 1977 by one or more
63 years old                                companies within the group of companies owned by Berwind
Nominee for Director                        Corporation, a family-owned, private investment
CEO of Berwind Group                        manage-ment company which began as a coal mining company
                                            in 1886. In July 1981, Mr. Hamling was appointed
                                            President of Berwind Industrial Products Company, and
                                            President and CEO of Berwind Industries in September
                                            1988. In 1996, he became President of Berwind Operating
                                            Group and a Trustee and member of the Board of Advisors
                                            of Berwind Group. Since 2001, he has served as CEO of
                                            the Berwind Group. Mr. Hamling holds a B.A. degree from
                                            Aurora University.

    Except as noted, each nominee has been engaged in the principal occupation described during the past five years. There are no family relationships among any directors or executive officers of the company. Stock ownership information is shown under the heading 'Security Ownership of Certain Beneficial Owners and Management' on page 6 and is based upon information furnished by the respective individuals.

                         BOARD COMMITTEES AND MEETINGS

    The Board of Directors currently has standing Audit and Compensation Committees. The Audit Committee has a written charter approved by the Board. The members of the committees are, as follows:

Audit:           Messrs. Eckenrode (Chair) and Karlson
Compensation:    Messrs. Rowan (Chair) and Karlson

    The Audit Committee assists the Board of Directors in its general oversight of the company's financial reporting, internal controls and audit functions. During fiscal 2004, the Audit Committee held six meetings. For further information, see 'Report of the Audit Committee' on page 12.

    The Compensation Committee administers the company's incentive stock ownership plan, including the review and grant of stock options to officers and other employees under that plan. The Compensation Committee also reviews and approves various other company compensation policies and matters, and reviews and approves salaries and other matters relating to compensation of the executive officers of the company. The Compensation Committee held two meetings during fiscal 2004. For further information, see 'Report of the Compensation Committee on Executive Compensation' on page 8.

    The Board of Directors held four meetings during fiscal 2004. Each director is expected to attend each meeting of the Board and the committees on which he serves. In addition to meetings, the Board and its committees review and act upon matters through written consent procedures. No director attended less than 75% of all the meetings of the Board and the committees on which he served in fiscal 2004.

                            DIRECTORS' COMPENSATION

    The company has not paid and does not presently propose to pay cash compensation to any director for acting in such capacity, except for reimbursement for reasonable expenses in attending Board and Board Committee meetings.

    The company grants stock options under its Omnibus Incentive Stock Ownership Plan to non-employee directors. During fiscal 2004, each of the Board's three non-employee directors were granted options under the Plan to purchase 12,500 shares of common stock at an exercise price of $4.36 per share.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Set forth below is information concerning the common stock ownership as of March 22, 2005 by (i) each person who we know owns beneficially 5% or more of our outstanding common stock, (ii) each executive officer and director, and
(iii) all of our directors and executive officers as a group:

                                                           AMOUNT AND
                                                           NATURE OF      PERCENTAGE OF
                                                           BENEFICIAL      OUTSTANDING
        NAME AND ADDRESS OF BENEFICIAL OWNER(1)           OWNERSHIP(1)   SHARES OWNED(2)
        ---------------------------------------           ------------   ---------------
Keikhosrow Irani........................................     543,264           9.9%
Karen Beck(3)...........................................     510,000           9.3%
Gerald D. Posner........................................     379,761           6.9%
Dennis Stoneman.........................................     151,196(4)        2.8%
Lawrence C. Karlson(5)..................................     127,000(6)        2.3%
William J. Eckenrode(7).................................      52,500(8)     --
Henry M. Rowan(9).......................................      37,500(8)     --
James L. Hamling(10)                                          10,000(11)    --
Paul A. Kohmescher......................................      --            --
All Officers, Directors and Director-Nominees as a Group
  (8 persons)...........................................   1,301,221(12)      23.2%

---------

  --  indicates ownership of less than 1%

 (1) All shares are owned beneficially and of record unless indicated otherwise. Unless otherwise noted, the address of each shareholder is c/o the company, 16 Thornton Road, Oakland, New Jersey.

 (2) Based upon 5,481,056 shares issued and outstanding on the date of this proxy statement, plus where indicated, shares issuable under outstanding options.

 (3) Ms. Beck's address is Urbanstrasse 41, D-14165 Berlin, Germany.

 (4) Includes 46,000 shares jointly owned by Mr. Stoneman and his wife, Eileen, as to which they share all voting and dispositive powers, and 7,500 shares issuable pursuant to options which may be exercised within 60 days of the date of this prospectus. Does not include any shares owned by, and as to which Mr. Stoneman's spouse, his two sons and their respective spouses and his mother-in-law claim sole voting and dispositive powers.

 (5) Mr. Karlson's address is 2401 Casas de Marbella Drive, Palm Beach Gardens, Florida.

 (6) Includes 47,500 shares of common stock issuable pursuant to options which may be exercised within 60 days of the date of this prospectus. See, 'Executive Compensation -- Compensation of Directors.'

 (7) Mr. Eckenrode's address is 575 Gramercy Lane, Downingtown, Pennsylvania.

 (8) Includes 37,500 shares of common stock issuable pursuant to options which may be exercised within 60 days of the date of this prospectus. See, 'Executive Compensation -- Compensation of Directors.'

 (9) Mr. Rowan's address is 10 Indel Avenue, Rancocas, New Jersey.

(10) Mr. Hamling's address is c/o Berwind Corporation, 1500 Market Street, Philadelphia, Pennsylvania.

(11) Does not include 1,000 shares owned by Mr. Hamling's son. Mr. Hamling disclaims any power to control the voting or disposition of those shares.

(12) Includes the shares issuable within 60 days of this prospectus upon exercise of the options held by Messrs. Stoneman, Eckenrode, Karlson and Rowan.

                         STOCK PRICE PERFORMANCE GRAPH

    The performance graph which follows compares the cumulative total shareholder returns on Mikron common stock for the five-year period ended October 31, 2004 with the S&P SmallCap600 Index and a peer group comprised of the Electronic Equipment Manufacturers industry segment of the S&P 600. The graph assumes that the value of our common stock and the value of each Index was $100 on October 31, 1999. This data was furnished by Standard & Poor's Compustat Services, Inc.

                                                           S&P SmallCap           S&P 600 Electronic
                             Mikron Infrared, Inc.         600 Index              Equipment Manufacturers
                             ---------------------         ------------           -----------------------
Base Period Oct 99                   100.00                   100.00                       100.00
Oct00                                200.00                   125.26                       158.95
Oct01                                263.00                   117.20                        82.90
Oct02                                199.00                   112.77                        65.19
Oct03                                645.00                   150.64                        94.99
Oct04                                471.00                   175.92                       101.69


                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

    During Fiscal 1999, the Board established a Compensation Committee to administer Mikron's Omnibus Stock Incentive Plan (the 'Plan') and to develop executive compensation policies and practices which coincide with and enhance Mikron's business plans and strategies. During Fiscal 2004, the Board re-appointed the undersigned as members of that Committee.

    The company's general compensation philosophy is that total cash compensation should vary with the performance of the company in attaining financial and non-financial objectives and that any long-term incentive compensation should be closely aligned with the interests of the shareholders.

    The employment agreements that Mikron executed with Messrs. Posner and Stoneman provided for sizable grants of options under the Plan which were designed to motivate these key executives to propel Mikron to generate much higher levels of revenues and earnings through growth and expansion. Those options, as amended during fiscal 2001, entitled each of Messrs. Posner and Stoneman to purchase 171,428 shares of common stock at $1.00 per share, and absolutely vested on May 15, 2003.

    As we informed our shareholders in this Committee's reports contained in the 2003 and 2004 annual meeting proxy statements, Messrs. Posner's and Stoneman's employment agreements were scheduled to expire on May 16, 2003, and notwithstanding our judgment that the company's performance during fiscal 2002 would have justified requests by each of them for reasonable increases in their respective compensation packages, they were content to remain employed by the company under the compensation terms contained in the employment agreements they executed with the company in 1999. Accordingly, in fiscal 2003, we negotiated a two year extension of those agreements without any increases in or additions to the compensation payable to Messrs. Posner and Stoneman, other than such merit increases in their respective base salaries and any bonuses that we may decide to award to either or both of them during that period.

    In September 2003, this Committee, after noting that Mr. Stoneman's base salary had remained fixed at $120,000 since he commenced his employment with the company in May 1999, and after taking consideration of the substantial improvement in the company's business and financial condition over the prior four years, and Mr. Stoneman's substantial contributions in that regard, this Committee authorized an increase in Mr. Stoneman's annual base to $140,000. We also noted that, as in the case of Mr. Stoneman, Mr. Posner's base salary had not increased since the inception of his employment in May 1999, and that he, too, was substantially responsible for the business and financial success that the company had enjoyed over the past several fiscal years. After reviewing CEO salary data that would have justified an increase in Mr. Posner's base salary to at least $262,000, we authorized an increase in Mr. Posner's base salary to $230,000 per year solely because he asked us to keep his increase in line with the 3% increases that he had authorized for Mikron's employees.

    This Committee has once again negotiated two year extensions -- to May 16, 2007 -- of the employment agreements between Mikron and each of Messrs. Posner and Stoneman. As in the case of the prior extensions, with one exception, no other changes have been made to those agreements. That exception is an accommodation to Mr. Stoneman who advised us that he might wish to retire after one more year of service. Accordingly, we agreed that if Mr. Stoneman elects to retire at any time after May 16, 2006, he may terminate his employment agreement at that time.

    Management allocates two annual bonus pools, one for Mikron's US employees, and one for its European employees, in each year in which the company generates profits. The two pools apply to all executive and non-executive employees. The allocation of bonuses within each pool to all US non-executive employees, and to all European employees, is undertaken by the company's Chief Executive Officer. After all of those allocations are made, if any funds remain unallocated, this Committee determines whether any of the US executives shall receive any cash bonuses. In fiscal 2004, the aggregate US bonus pool amounted to $104,000. After all allocations to non-executives had been made, a total of $42,500 remained in the pool. In recognition of the substantial benefits that Mikron and its shareholders derived from the company's performance in fiscal 2004, this committee authorized the payment of bonuses to Messrs. Posner, Stoneman and Kohmescher in the amounts of $17,500, $12,500 and $12,500, respectively. In June 2004, we also authorized the granting of a fully vested option under the Plan to Mr. Stoneman which entitles him to purchase 7,500 shares of Mikron stock at an exercise price of $4.36 per share.

Henry M. Rowan, Chairman
Lawrence C. Karlson

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

    In May 1999, Gerald D. Posner and Dennis Stoneman, our President and Executive Vice President, respectively, entered into four year employment agreements with us which provide for the payment of annual salaries of $200,000 and $100,000, respectively, subject to such merit increases and bonus awards, in each case, as our Board, or the Board's Compensation Committee, shall determine to grant. In accordance with those agreements, each of Messrs. Posner and Stoneman was granted options under the Plan to purchase 171,428 shares of common stock at an exercise price of $1.00 per share. Those options became fully vested on May 15, 2003. The employment agreements were amended so that they will continue in effect until May 16, 2007. However, in the event that Mr. Stoneman decided to retire, he may terminate his employment at any time after May 16, 2006. During Fiscal 2003, the Compensation Committee of the Board increased to $230,000 and $140,000, respectively, the base salaries payable to Messrs. Posner and Stoneman. Those new base salaries became effective on November 1, 2003. During Fiscal 2004, Messrs. Posner and Stoneman received bonuses of $17,500 and $12,500, respectively, and we granted a fully vested option under our Plan to Mr. Stoneman to purchase 7,500 shares of common stock at an exercise price of $4.36 per share.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information regarding the compensation we paid during each of our last three fiscal years to our Chief Executive Officer and to each of our other executive officers who received salary and bonus payments in excess of $100,000 during those years (collectively, the 'Named Executive Officers'). We did not pay any compensation that would qualify as payouts pursuant to long-term incentive plans ('LTIP Payouts'), or 'All Other Compensation' and we did not issue any SARs during that period of time.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                   ANNUAL COMPENSATION                     AWARDS
                                          --------------------------------------   -----------------------
                                                                                   RESTRICTED   SECURITIES
                                                                  OTHER ANNUAL       STOCK      UNDERLYING
 NAME AND PRINCIPAL POSITION    YEAR      SALARY($)   BONUS($)   COMPENSATION($)   AWARDS($)    OPTIONS(#)
 ---------------------------    ----      ---------   --------   ---------------   ---------    ----------
Gerald D. Posner, CEO.........  2004      $230,000    $17,500        $ 6,000(1)
Gerald D. Posner, CEO.........  2003       208,000     17,500        $ 4,000(1)
Gerald D. Posner, CEO.........  2002       208,000      2,000
Keikhosrow Irani, CTO.........  2004       155,000                    17,000(2)
Keikhosrow Irani, CTO.........  2003       150,000                    11,000(2)
Keikhosrow Irani, CTO.........  2002       150,000                    11,000(2)
Dennis Stoneman, EVP..........  2004       140,000     18,666          6,000(1)                   7,500
Dennis Stoneman, EVP..........  2003       120,000     10,000          6,000(1)                    (3)
Dennis Stoneman, VP...........  2002       120,000     10,000          6,000(1)
Paul A. Kohmescher, CFO.......  2004       106,316     12,500          5,000(1)
Paul A. Kohmescher, CFO.......  2003        98,402     10,000          5,000(1)
Paul A. Kohmescher, CFO.......  2002        93,040      8,617          5,000(1)

---------

(1) Represents the amount of a car allowance received by this Executive.

(2) Mr. Irani has Company paid life insurance and incidental personal use of a Company-leased automobile.

(3) Does not include compensation derived from the exercise of an option to purchase 171,428 shares of common stock granted in 1999 pursuant to this Executive's employment agreement. See 'Employment Contracts, Termination Of Employment And Change In Control Arrangements.'

                              -------------------

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The Company did not grant any options or SARs to any of the Named Executive Officers during the fiscal year ended October 31, 2004, except to the extent indicated in the following table:

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                   INDIVIDUAL GRANTS
                                                -------------------------------------------------------
                                                 NUMBER OF       % OF TOTAL
                                                 SECURITIES     OPTIONS/SARS     EXERCISE
                                                 UNDERLYING      GRANTED TO         OR
                                                OPTIONS/SARS     EMPLOYEES      BASE PRICE   EXPIRATION
                     NAME                        GRANTED(#)    IN FISCAL YEAR     ($/SH)        DATE
                     ----                        ----------    --------------     ------        ----
Dennis L. Stoneman, EVP.......................     7,500            100%          $4.36      3/16/2009

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

    None of the Named Executive Officers exercised any options during the fiscal year ended October 31, 2004. The following table sets forth certain information regarding the Named Executive Officers who held options at the end of Fiscal 2004:

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                         NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                           SHARES                       UNDERLYING UNEXERCISED     IN-THE MONEY OPTIONS/SARS
                        ACQUIRED ON       VALUE       OPTIONS/SARS AT FY-END (#)         AT FY-END ($)
         NAME           EXERCISE (#)   REALIZED ($)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
         ----           ------------   ------------   -------------------------    -------------------------
Gerald D. Posner,
  CEO.................      --              --                171,428/0                   $635,998/$0
Dennis L. Stoneman,
  EVP.................      --              --                 7,500/0                     $2,625/$0
Paul A. Kohmescher,
  CFO.................      --              --               15,000/5,000               $54,300/$18,100

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On May 3, 1999, we entered into a three-year financial consulting services agreement with Catalyst, a licensed brokerage and investment banking firm solely owned and controlled by Steven N. Bronson. At that time, Mr. Bronson was the Chairman of our Board and our Chief Executive Officer. Catalyst's basic compensation under this agreement included a payment of $5,000 per month during the term of the agreement and a five year warrant entitling it to purchase 100,000 shares of common stock at an exercise price of $1.00 per share. Catalyst exercised that warrant in May, 2003. The agreement also provided that, in the event that we effectuated, as a result of any introduction made by Catalyst, a merger, acquisition, consolidation, reorganization, recapitalization, business combination or other transaction (in each case, an 'M&A Transaction') during the term of the agreement, and during the one year period following the end of such term, Catalyst would be entitled to receive a finder's fee based upon a sliding scale ranging from 5% of the first $5,000,000 of consideration to 1% of any consideration in excess of $20,000,000. That agreement also provided that, if Catalyst rendered consulting services on an M&A Transaction, which did not result from an introduction made by it, Catalyst would be entitled to receive a finder's fee based upon a sliding scale ranging from 2.5% of the first $5,000,000 of consideration to .5% of any consideration in excess of $20,000,000. In May 2003, Catalyst commenced litigation proceedings against us seeking damages based upon allegations that it was entitled to be paid a finder's fee regarding our acquisition of the IMPAC companies. During Fiscal 2003, we settled the matter by agreeing to pay the sum of $50,000 to Catalyst and to register under the Securities Act of 1933 150,000 shares of our common stock held by Mr. Bronson. At that time, we were in the process of registering Catalyst's 100,000 shares under the Securities Act in accordance with an obligation to do so that was contained in Catalyst's warrant.

    For many years, we purchased certain of the products we sell from Chori Co., Ltd. and one of its US affiliates. Prior to March 27, 2003, Chori was an owner of 350,000 shares (more than 5%) of our common stock. On that date, Chori sold all of those shares at a price of $1.70 per share to Gerald D. Posner, our President and Chief Executive Officer (75,000 shares), Dennis L. Stoneman and various members of his family (75,000 shares), Lawrence C. Karlson, the Chairman of our Board (72,500 shares), Hermann Schlosser, one of our consultants (72,500 shares), William J. Eckenrode, one of our Directors (25,000 shares), Earnest M. Emery, one of our consultants (25,000 shares) and Paul A. Kohmescher, our Vice President and Chief Financial Officer (5,000 shares). During fiscal 2004 we did not purchase any products from Chori nor did we owe them any commission. During fiscal 2003, we purchased approximately $2,399,924, of products from or through Chori, and paid Chori and its US affiliate approximately $68,000, respectively, representing commissions paid at the rate of 5% of sales to those companies in their respective capacities as international sales representatives for all of our products. Our agreement regarding the payment of commissions to Chori and its US affiliate has ended. We do not anticipate buying any products from not paying them any commissions in the future.

                         REPORT OF THE AUDIT COMMITTEE

    The operations of this Committee are governed by a written charter which is reproduced at Appendix A to this proxy statement. Only independent directors, as that term is defined by the Marketplace Rules of The Nasdaq Stock Market, may serve as members of this Committee.

    The primary function of this Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing:

      the financial reports and other financial information provided by Mikron to any governmental body or the public,

      Mikron's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and

      Mikron's auditing, accounting and financial reporting processes generally.

    This Committee performs its oversight regarding Mikron's financial reporting obligations by engaging in dialogs with management and with BDO Seidman, LLP, Mikron's independent public accounting firm during the fiscal year ended
October 31, 2004. The discussions in which we engage pertain to issues germane to the preparation of Mikron's quarterly and annual financial statements, and the conduct and completion of the audit of Mikron's annual financial statements.

    This Committee has reviewed and discussed Mikron's consolidated annual financial statements with management and with representatives of BDO Seidman, LLP. We also discussed with representatives of that accounting firm the matters required to be discussed with Mikron's independent auditors pursuant to Statement of Accounting Standards No. 61, as amended, 'Communication with Audit Committees.'

    BDO Seidman, LLP also provided to this Committee the written disclosures required by Independence Standards Board Standard No. 1, 'Independence Discussions with Audit Committees,' and we discussed the question of BDO Seidman, LLP's independence with representatives of that firm.

    Based upon those reviews and discussions, and the report of BDO Seidman, LLP regarding its audit of Mikron's financial statements for the fiscal year ended October 31, 2004, this Committee recommended to Mikron's Board of Directors that such audited financial statements be included in the Annual Report on Form 10-KSB that Mikron filed with respect to that fiscal year.

    All of the non-audit services provided by BDO Seidman, LLP during fiscal 2004, and the fees and costs incurred in connection with those services, were pre-approved by this Committee in accordance with our policy of pre-approval of audit and permissible non-audit services. (This policy is discussed in further detail below at Proposal No. 2.) Before approving the retention of BDO Seidman, LLP for these non-audit services, this Committee considered whether such retention was compatible with maintaining BDO Seidman, LLP's auditor independence. In reliance on the reviews and discussions with management and BDO Seidman, LLP referred to above, this Committee believes that the non-audit services provided by BDO Seidman, LLP were compatible with, and did not impair, BDO Seidman, LLP's auditor independence.

William J. Eckenrode (Chairman)
Lawrence C. Karlson

         PROPOSAL 2 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

    At the Annual Meeting, our shareholders will be asked to ratify the Board's appointment of BDO Seidman, LLP ('Seidman') as our independent public accounting firm for the fiscal year ending October 31, 2005. It is expected that a representative of Seidman will be present at the meeting.

FEES PAID TO BDO SEIDMAN LLP

                                                          FISCAL YEARS ENDED
                                                              OCTOBER 31,
                                                          -------------------
                                                            2004       2003
                                                            ----       ----
Audit Fees(1)...........................................  $109,075   $107,000
Audit-related fees(2)...................................    30,800     51,000
Tax Fees(3).............................................    37,750     44,300
                                                          --------   --------
    Total...............................................  $177,625   $202,300
                                                          --------   --------
                                                          --------   --------

---------

(1) Audit services of BDO Seidman, LLP consisted of the audit of our consolidated financial statements, quarterly review of our financial statements and other SEC Filings.

(2) Includes for (a) fiscal 2004, consultations on accounting matters; and
    (b) fiscal 2003, due diligence and financial analyses performed in connection with our acquisition of the IMPAC Companies.

(3) Includes services of BDO Seidman, LLP for tax compliance in the US and for our IMPAC companies in Germany.
                              -------------------

    Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Certified Public Accountants.

    Beginning in fiscal 2003, our Audit Committee instituted a policy of pre-approving all audit and permissible non-audit services provided by our independent certified public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent certified public accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent certified public accountants in accordance with this pre-approval requirement, and the fees that we have incurred for those services. The Audit Committee may also pre-approve additional services on a case-by-case basis. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by our independent certified public accountants.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL NO. 2 and proxies solicited by the Board of Directors will be so voted unless shareholders specify on their proxy card a contrary choice.

                             SHAREHOLDER PROPOSALS

    Shareholders who wish to present proposals for action at the 2006 Annual Meeting of Shareholders should submit their proposals in writing to our Corporate Secretary at our address set forth on the first page of this proxy statement. It is anticipated that the 2006 Annual Meeting will be held in or about April, 2006. Proposals must be received by the Secretary on or before January 2, 2006 in order to be considered for inclusion in next year's proxy materials.

                  ANNUAL AND QUARTERLY REPORTS TO SHAREHOLDERS

    Our Annual Report to Shareholders consisting of a letter from our Chief Executive Officer, our Annual Report on Form 10-KSB for the year ended
October 31, 2004, including audited financial statements and our quarterly report on Form 10-QSB for the quarter ended January 31, 2005 have been mailed to the shareholders concurrently herewith, but such reports are not incorporated in this Proxy Statement and are not deemed to be part of the proxy solicitation material.

                                 OTHER MATTERS

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ('SEC'). Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons. Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all of those filing requirements were complied with by our executive officers and directors during fiscal 2004.

    The Board of Directors does not know of any other matters that are to be presented for action at the meeting. If any other matters are properly brought before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

                                          By order of the Board of Directors

                                          Steven D. Dreyer

                                          STEVEN D. DREYER
                                          Secretary

March 25, 2005
Oakland, New Jersey

                             MIKRON INFRARED, INC.
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A. NAME

    There shall be a committee of the Board of Directors (the 'Board') of Mikron Infrared, Inc. (the 'Company') that shall be called the Audit Committee.

B. PURPOSE

    The Audit Committee shall be directly responsible for:

    1. overseeing the accounting and financial reporting processes of the Company and the audits of the Company's annual consolidated financial statements;

    2. appointing, determining the compensation of, retaining and overseeing the work of, the registered public accounting firm engaged for the purpose of preparing or issuing any audit report or performing other audit, review or attest services for the Company;

    3. resolving any disagreements between the Company's management and such registered public accounting firm regarding the Company's financial reports and its reporting processes and procedures and

    4. receiving, reviewing and resolving, pursuant to the Committee's written policy guidelines established pursuant to Section F.10. of this Charter, complaints regarding accounting, internal accounting controls or auditing matters lodged by employees.

C. ORGANIZATION AND PROCEDURE

    1. The Audit Committee shall be appointed by the Board, considering the recommendation of the Audit Committee and further considering the views of the Chairman of the Board and the Chief Executive Officer, as appropriate, and shall be comprised of no fewer than three board members satisfying the membership requirements set forth below. The members of the Audit Committee shall serve until their successors shall be duly appointed and qualified or until their earlier resignation or removal. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Committee membership.

    2. The Audit Committee shall meet as often as it determines is appropriate. The Audit Committee periodically will hold private meetings with the Company's Chief Financial Officer and accounting staff, and with the registered public accounting firm, and will hold private meetings with management as appropriate. Meeting agendas will be prepared by the Chief Financial Officer and the Corporate Secretary, in consultation with the Audit Committee Chairperson, and provided in advance to members, along with appropriate briefing materials.

    3. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in it. Except as expressly provided in this Charter or the Bylaws of the Company, or as otherwise provided by the listing or other requirements of the Nasdaq Stock Market, the Audit Committee shall fix its own rules of procedure.

D. MEMBERSHIP REQUIREMENTS

    The following criteria for membership on the Audit Committee shall be followed:

    1. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or shall become able to do so within a reasonable period after his or her appointment to the Audit Committee.

    2. At least one member of the Audit Committee shall be a 'financial expert' as defined in the applicable rules of the Nasdaq Stock Market.

    3. Each member of the Audit Committee shall meet the independence requirements for being a member of an audit committee set forth in the applicable rules promulgated by the Securities and Exchange Commission ('SEC') and the Nasdaq Stock Market, as such rules are amended from time to time, and subject to any exceptions authorized under such rules.

E. COMMITTEE AUTHORITY

    The Audit Committee:

    1. shall have the sole authority to appoint or replace the registered public accounting firm who shall audit the Company's annual consolidated financial statements and shall approve all audit engagement fees and terms;

    2. shall also have the sole authority to approve the provision of any permissible non-audit services and the fees with respect thereto;

    3. shall consult with management but shall not delegate these responsibilities, except that pre-approvals of permissible non-audit services may be made by the Chairperson of the Audit Committee in accordance with the rules of the SEC;

    4. have unrestricted access to Company personnel and documents and the Company's registered public accounting firm;

    5. shall have the authority to retain and fund legal, accounting or other consultants to advise it, and to conduct or authorize investigations into any matters within its scope of responsibilities;

    6. may request any officer or employee of the Company, the registered public accounting firm, the Company's outside counsel, the Audit Committee's counsel or others to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee;

    7. shall be given the resources and assistance necessary to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of:

        (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

        (b) compensation to any advisers employed by the Audit Committee pursuant the provisions of Section E. 5. of this Charter; and

        (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

F. COMMITTEE RESPONSIBILITIES

    The Audit Committee shall have the following responsibilities:

    1. The Audit. To meet and review with management and the registered public accounting firm the following:

        (a) the scope and plan, and coordination of audit efforts;

        (b) the results of the audit of the Company's annual financial statements and the review of the Company's quarterly financial statements;

        (c) any problems, difficulties or differences encountered in the course of audit work, including any disagreements with management or restrictions on the scope of activities or access to requested information and responses thereto;

        (d) any changes required in the planned scope of the audit plan;

        (e) critical accounting policies and practices used by the Company in preparing its financial statements;

        (f) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor;

        (g) the registered public accounting firm's judgments about the quality of the accounting principles as applied in the Company's financial reporting, including the consistency of the Company's accounting policies and their application and the clarity and completeness of the Company's financial statements and related disclosures;

        (h) the registered public accounting firm's reasoning in determining the appropriateness of (i) changes in the Company's accounting practices or policies, (ii) Company estimates, judgments and uncertainties,
    (iii) unusual transactions and (iv) accounting policies relating to significant financial statement items;

        (i) material communications between the registered public accounting firm and management, including any management letter;

        (j) any other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards, particularly Statement of Auditing Standards ('SAS') No. 61, as may be modified or supplemented, or the rules of the SEC; and

        (k) any accounting adjustments that were noted or proposed by the registered public accounting firm but were passed (as immaterial or otherwise).

    2. Company Reporting. The Audit Committee shall do the following with respect to the Company's reporting obligations:

        (a) advise financial management and the registered public accounting firm that they are expected to provide a timely analysis of significant current financial reporting issues and practices;

        (b) recommend to the Board whether the annual audited financial statements should be included in the annual report on Form 10-K for filing with the SEC;

        (c) review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under 'Management's Discussion and Analysis of Financial Condition and Results of Operations,' before the filing of the Company's Form 10-K and each Form 10-Q;

        (d) prepare the Audit Committee's report that is made in periodic filings as required by the applicable Nasdaq Stock Market and SEC rules, and take the appropriate steps to ensure that such report complies with applicable requirements, including compliance with the SEC requirement that this Charter be appended to the Company's proxy statement at least once every three years;

        (e) confirm that the Company's quarterly financial statements have been reviewed by the Company's registered public accounting firm, in accordance with SAS No. 71, as amended by SAS No. 90, prior to the filing with the SEC of each quarterly report on Form 10-Q;

        (f) review with management, and any outside professional as the Committee considers appropriate, the effectiveness of the Company's disclosure controls and procedures; and

        (g) review with management and any outside professionals as the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company's financial statements.

    3. Earnings Announcements. The Audit Committee shall discuss generally with management earnings press releases (paying particular attention to any use of pro forma information or non-GAAP financial measures), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies. The Audit Committee (or subcommittee thereof) shall review and discuss with management earnings press releases before they are issued.

    4. Registered Public Accounting Firm Selection. Appoint the registered public accounting firm; approve all audit and permissible non-audit engagements and fees; and oversee and review the performance of the registered public accounting firm and take any appropriate actions, including discharge and replacement.

    5. Independence of Registered Public Accounting Firm. Confirm the independence and objectivity of the registered public accounting firm, including receiving from the registered public accounting firm, on an annual basis, a formal written statement delineating all relationships between the registered public accounting firm and the Company consistent with Independence Standards Board Standard

No. 1; actively engage in discussions with the registered public accounting firm regarding any disclosed relationships or services that may affect their objectivity and independence; oversee the independence of the registered public accounting firm; and ensure that appropriate audit personnel are rotated from the review and audit of the Company's financial statements as required by the applicable rules of the SEC.

    6. Peer Review. Confirm that the registered public accounting firm meets the peer review requirements set forth in the applicable Nasdaq Stock Market rules.

    7. Second Opinions. Discuss with management any second opinions sought from an accounting firm other than the registered public accounting firm, including the substance and reasons for seeking any such opinion.

    8. Internal Controls. Meet and review with the registered public accounting firm the adequacy and effectiveness of the Company's internal accounting and financial controls, including any related significant findings and recommendations of the registered public accounting firm and management's responses thereto.

    9. Investigations. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities.

    10. Whistleblower Complaints. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters in accordance with the applicable Nasdaq Stock Market rules.

    11. Regulatory Matters. Review with the Company's Corporate/SEC counsel any legal and regulatory matters that may have a material impact on the Company's financial statements, financial condition or results of operations.

    12. Significant Risks. Inquire of management and the registered public accounting firm concerning significant financial risks or exposures and assess the steps management has taken to minimize such risks.

    13. Retention of Registered Public Accounting Firm Personnel. Recommend to the Board policies for the Company's hiring of employees or former employees of the registered public accounting firm who were engaged on the Company's account, which comply with the applicable rules of the SEC.

    14. Private Meetings. Meet periodically with the registered public accounting firm, the Chief Financial Officer and the Company's accounting staff in separate executive sessions to discuss any matters that any of the attendees at such meetings believes should be discussed privately with the Audit Committee.

    15. Board Reports. Report periodically to the Board on its meetings and other activities.

    16. Delegation. Form and delegate authority to subcommittees when appropriate.

    17. Annual Review of Charter. Review and reassess the adequacy of this Charter annually and recommend any changes to the Board for approval.

                                                                      Appendix 1

                              MIKRON INFRARED, INC.

        This Proxy is Solicited on Behalf of the Board of Directors of
                              Mikron Infrared, Inc.

The undersigned holder of the $.003 par value common stock (the "Common Shares") of Mikron Infrared, Inc. (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of the Company and Proxy Statement attached thereto, all relating to the Company's Annual Meeting of Shareholders (the "Annual Meeting"), and does appoint Gerald D. Posner, Dennis L. Stoneman and Keikhosrow Irani, and each of them, the true and lawful attorney or attorneys of the undersigned, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned according to the number of Common Shares the undersigned would be entitled to vote if then personally present at the Annual Meeting to be held at the offices of the Company located at 16 Thornton Road, Oakland, N.J., on April 26, 2005, at 11:00 A.M., or at any adjournment or adjournments thereof (the "Meeting"), and thereat to vote all Common Shares of the Company held by the undersigned and entitled to be voted thereat upon the following matters:

                (Continued and to be signed on the reverse side)

                        Annual Meeting of Shareholders of
                              MIKRON INFRARED, INC.
                                 April 26, 2005
                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                   as possible

                Please detach and mail in the envelope provided.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ ]

--------------------------------------------------------------------------------




------------------------------------------------------------
1. To elect as Directors to serve until the Annual           2. To ratify the appointment of  FOR AGAINST ABSTAIN
Meeting to be held in 2005, the Nominees listed below:       BDO Seidman, LLP as the          [ ]   [ ]     [ ]
                                                             Company's independent auditors
                                                             for the fiscal year ending
                         NOMINEES                            October 31, 2005.
[ ]  For all nominees    o  Lawrence C. Karlson (Chairman)
                         o  Henry M. Rowan
[ ]  Withhold authority  o  William J. Eckenrode             3. To transact such other        FOR AGAINST ABSTAIN
     for all nominees    o  Gerald D. Posner                 business as may properly come    [ ]   [ ]     [ ]
                         o  Dennis L. Stoneman               before the meeting.
                         o  Keikhosrow Irani
[ ]  For all except      o  James L. Hamling

     (see instructions below)


INSTRUCTION:    To withhold authority to vote for any
------------    individual nominee(s), mark "FOR ALL
                EXCEPT" and fill in the circle next to
                each nominee you wish to withhold, as
                shown here: o
------------------------------------------------------------
                                                             This Proxy confers authority to vote "FOR" each of
                                                             propositions 1 and 2, listed above unless otherwise
                                                             indicated. If any other business is transacted at
                                                             said meeting, this proxy shall be voted in
                                                             accordance with the best judgment of the proxies.
                                                             The Board of Directors recommends a vote of "FOR"
                                                             for each of the listed propositions. This proxy is
                                                             solicited on behalf of the Board of Directors of
                                                             Mikron Infrared, Inc. and may be revoked prior to
                                                             its exercise.

                                                             The cost of solicitation of proxies from our
------------------------------------------------------------ shareholders will be borne by us. We may also agree
To change the address on your account, please check          to pay banks, brokers, nominees and other fiduciaries
the box at right and indicate your new address in            their reasonable charges and expenses incurred in
the address space above. Please note that changes            forwarding the proxy material to their principals.
to the registered name(s) on the account may not     [ ]
be submitted via this method.                                All joint owners must sign.

------------------------------------------------------------

Signature of Shareholder ___________________  Date _______  Signature of Shareholder _____________ Date _________

Note:  This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.